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                                                                    EXHIBIT 21.0



                          NATIONAL INCOME REALTY TRUST
                         SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries and partnership interests of National Income Realty Trust, the state or other jurisdiction of organization or incorporation (indention means direct parent relationship):

                                                                                     Jurisdiction of
                                                                                     Organization or
       Name of Entity                                                                 Incorporation
       --------------                                                                 --------------
National Income Realty Trust                                                           California
        Collegewood Property, Inc.                                                     Florida
        Forest Oaks National, Inc.                                                     Texas
             Lamplighter Associates (99%)                                              California
        Heron Cove National, Inc.                                                      Florida
             National Omni Associates, L.P. (45.5%)                                    Delaware
        Lake Point National, Inc.                                                      Tennessee
             Tarragon Lake Point L.P. (1%)                                             Tennessee
        Morningside National, Inc.                                                     Florida
        Mountain View National, Inc.                                                   Nevada
             Danforth National Apartments, Ltd. (1%)                                   Florida
             Mountain View National, L.P. (1%)                                         Nevada
             RI Panama City, Ltd. (1%)                                                 Florida
             RI Windsor, Ltd. (1%)                                                     Florida
             Tarragon Savannah L.P. (1%)                                               Georgia
        Plaza Hills National, Inc.                                                     Missouri
        National Income Realty Investors, Inc.                                         Nevada
             JS Acquisition Corp.                                                      Nevada
             Parkdale Gardens National Corp.                                           Texas
             PB Acquisition Corp.                                                      Nevada
                    Ansonia Apartments, L.P. (70%)                                     Delaware
             Regency Green National Corp.                                              Nevada
                    Regent Circle, LLC (1%)                                            Florida
             Consolidated Capital Properties II (.5%)                                  Texas
             Consolidated Century Centre Associates (1%)                               California
             Heather Limited Partnership (1%)                                          Maryland
             Lamplighter Associates (1%)                                               California
             Martins Landing Associates (1%)                                           Georgia
             Midway Mills Partners, L.P. (1%)                                          Texas
             Summit on the Lake Associates (1%)                                        Texas
             Vistas at Lake Worth L.P. (1%)                                            Texas
             West Dale National Associates, L.P. (1%)                                  Texas
             Woodbrier National L.P. (1%)                                              Oklahoma
             Woodcreek National Associates, L.P. (1%)                                  Colorado
        RI Panama City, Ltd. (49%)                                                     Florida
        RI Windsor, Ltd. (49%)                                                         Florida
        Rancho Sorrento Leasing Corp.                                                  Nevada


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                                                                  Exhibit 21.0
                                                                  (Continued)

                          NATIONAL INCOME REALTY TRUST
                         SUBSIDIARIES OF THE REGISTRANT

                                                                                     Jurisdiction of
                                                                                     Organization or
       Name of Entity                                                                 Incorporation
       --------------                                                                 --------------
        Stewart Square National, Inc.                                                  Nevada
        Texas National Construction, Inc.                                              Texas
        Bayfront National Associates, L.P. (100%)                                      Texas
        Bryan Hill Associates (1%)                                                     Georgia
        Carlyle Tower National Associates L.P. (100%)                                  Michigan
        Consolidated Capital Properties II (99.5%)                                     Texas
              Bryan Hill Associates (99%)                                              Georgia
              English Village Partners (90%)                                           California
        Consolidated Century Centre Associates (99%)                                   California
        Danforth National Apartments, Ltd. (59%)                                       Florida
        Heather Limited Partnership (99%)                                              Maryland
        Marina Park National Partners (90%)                                            Florida
        Martins Landing Associates (99%)                                               Georgia
        Midway Mills Partners, L.P. (99%)                                              Texas
        Mountain View National, L.P. (99%)                                             Nevada
        Regent Circle, LLC (99%)                                                       Florida
        Summit on the Lake Associates (99%)                                            Texas
        Tarragon Lake Point L.P. (99%)                                                 Tennessee
        Tarragon Savannah L.P. (49%)                                                   Georgia
        Vistas at Lake Worth L.P. (99%)                                                Texas
        West Dale National Associates, L.P. (99%)                                      Texas
        Woodbrier National L.P. (99%)                                                  Oklahoma
        Woodcreek National Associates, L.P. (99%)                                      Colorado